                                                                    EXHIBIT 10.1

                                                         Schedule 2 to Indenture

                        SEMIANNUAL SERVICER'S CERTIFICATE
                 CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC
             (FORMERLY RELIANT ENERGY TRANSITION BOND COMPANY LLC)
                  $748,897,000 TRANSITION BONDS, SERIES 2001-1

      Pursuant to Section 6 of Annex 1 to the Transition Property Servicing
       Agreement (the "Agreement"), dated as of October 24, 2001, between CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated), as Servicer, and CenterPoint Energy Transition Bond Company, LLC (formerly Reliant Energy Transition Bond Company LLC), as Issuer, the Servicer does hereby certify as follows:

      Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

          Collection Periods: September 15, 2005 through March 14, 2006
                          Payment Date: March 15, 2006
                          Today's Date: March 14, 2006

1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:
      i.          Remittances for the September 15 through 30, 2005 Collection Period        4,751,030.53
      ii.         Remittances for the October 1 through 31, 2005 Collection Period           9,618,596.10
      iii.        Remittances for the November 1 through 30, 2005 Collection Period          9,787,688.77
      iv.         Remittances for the December 1 through 31, 2005 Collection Period          7,273,469.19
      v.          Remittances for the January 1 through 31, 2006 Collection Period           5,729,317.54
      vi.         Remittances for the February 1 through 28, 2006 Collection Period          5,082,036.31
      vii.        Remittances for the March 1 through 14, 2006 Collection Period             2,682,026.97
      viii.       Net Earnings on Collection Account                                           703,318.87   [9/1/05 through 2/28/06]
                                                                                           --------------
      ix.         General Subaccount Balance (sum of i through viii above)                  45,627,484.28

      x.          Reserve Subaccount Balance as of Prior Payment Date                        5,364,309.56
      xi.         Overcollateralization Subaccount Balance as of Prior Payment Date          1,248,161.67
      xii.        Capital Subaccount Balance as of Prior Payment Date                        3,744,485.00
                                                                                           --------------
      xiii.       Collection Account Balance (sum of ix through xii above)                  55,984,440.51
                                                                                           ==============

2. OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:
      i.          Class A-1 Principal Balance                                                        0.00
      ii.         Class A-2 Principal Balance                                              113,176,479.00
      iii.        Class A-3 Principal Balance                                              130,000,000.00
      iv.         Class A-4 Principal Balance                                              385,897,000.00
                                                                                           --------------
      v.          Aggregate Principal Balance of all Series 2001-1 Transition Bonds        629,073,479.00
                                                                                           ==============

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:
                                                                                             Projected
                                                                                             Principal        Semiannual
                  Series 2001-1 Principal                                                     Balance        Principal Due
                  -----------------------                                                  --------------    -------------
      i.          Class A-1                                                                          0.00             0.00
      ii.         Class A-2                                                                 94,716,168.00    18,460,311.00
      iii.        Class A-3                                                                130,000,000.00             0.00
      iv.         Class A-4                                                                385,897,000.00             0.00
                                                                                           --------------    -------------
      v.          For all Series 2001-1 Transition Bonds                                   610,613,168.00    18,460,311.00
                                                                                           ==============    =============

                                                                                          Transition      Days in
                                                                                             Bond         Interest
                                                                                         Interest Rate    Period(1)    Interest Due
                                                                                         -------------    ---------    ------------
      vi.         Required Class A-1 Interest                                                3.840%          180               0.00
      vii.        Required Class A-2 Interest                                                4.760%          180       2,693,600.20
      viii.       Required Class A-3 Interest                                                5.160%          180       3,354,000.00
      ix.         Required Class A-4 Interest                                                5.630%          180      10,863,000.55

(1) On 30/360 Day basis.

                                                                                                                  Funding
                                                                                           Required Level         Required
                                                                                           --------------         --------
      x.          Overcollateralization Subaccount                                           1,404,181.88        156,020.21
      xi.         Capital Subaccount                                                         3,744,485.00              0.00




4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION 8.02(d)
   OF INDENTURE:
      i.          Trustee Fees and Expenses                                                          0.00
      ii.         Servicing Fee                                                                187,224.25(1)
      iii.        Administration Fee and Independent Managers Fee                               53,500.00(2)
      iv.         Operating Expenses                                                            44,781.90(3)
      v.          Semiannual Interest (including any past-due Semiannual Interest for prior periods)
                                                                                                                  Per $1,000
                                                                                                                 of Original
                  Series 2001-1                                                               Aggregate        Principal Amount
                  -------------                                                               ---------        ----------------
                  1. Class A-1 Interest Payment                                                      0.00              0.00
                  2. Class A-2 Interest Payment                                              2,693,600.20             22.83
                  3. Class A-3 Interest Payment                                              3,354,000.00             25.80
                  4. Class A-4 Interest Payment                                             10,863,000.55             28.15

      vi. Principal Due and Payable as a result of Event of Default or on Final Maturity Date

                                                                                                                 Per $1,000
                                                                                                                 of Original
                  Series 2001-1                                                               Aggregate        Principal Amount
                  -------------                                                               ---------        ----------------
                  1. Class A-1 Principal Payment                                                     0.00              0.00
                  2. Class A-2 Principal Payment                                                     0.00              0.00
                  3. Class A-3 Principal Payment                                                     0.00              0.00
                  4. Class A-4 Principal Payment                                                     0.00              0.00

      vii.        Semiannual Principal

                                                                                                                 Per $1,000
                                                                                                                 of Original
                  Series 2001-1                                                               Aggregate        Principal Amount
                  -------------                                                               ---------        ----------------
                  1. Class A-1 Principal Payment                                                     0.00              0.00
                  2. Class A-2 Principal Payment                                            18,460,311.00            156.44
                  3. Class A-3 Principal Payment                                                     0.00              0.00
                  4. Class A-4 Principal Payment                                                     0.00              0.00

      viii.       Amounts Payable to Credit Enhancement Providers (if applicable)                     N/A
      ix.         Operating Expenses not Paid under Clause (iv) above                                0.00
      x.          Funding of Capital Subaccount (to required level)                                  0.00
      xi.         Funding of Overcollateralization Subaccount (to required level)              156,020.21
      xii.        Net Earnings in Capital Subaccount Released to Issuer                         72,637.78
      xiii.       Deposits to Reserve Subaccount                                             9,742,408.39
      xiv.        Released to Issuer upon Series Retirement: Collection Account                      0.00


                  (1) Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25
                  (2) Administration fee: $50,000 x 180/180 = $50,000.00;
                      Independent Managers fee: $3,500.00
                  (3) Reimbursement to Administrator for fees/expenses paid to outside legal counsel ($5,270.90), printer ($3,211.00), independent accountants ($21,300.00) and rating agencies ($15,000).


5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
   (IF APPLICABLE, PURSUANT TO SECTION 8.02(e) OF INDENTURE):
      i.          Reserve Subaccount (available for 4.i. through 4.xii.)                             0.00
      ii.         Overcollateralization Subaccount (available for 4.i. through 4.ix.)                0.00
      iii.        Capital Subaccount (available for 4.i. through 4.ix.)                              0.00
                                                                                                     ----
      iv.         Total Withdrawals                                                                  0.00
                                                                                                     ====

6. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE
   (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

                  Series 2001-1
                  -------------
      i.          Class A-1 Principal Balance                                                        0.00
      ii.         Class A-2 Principal Balance                                               94,716,168.00
      iii.        Class A-3 Principal Balance                                              130,000,000.00
      iv.         Class A-4 Principal Balance                                              385,897,000.00
                                                                                           --------------
      v.          Aggregate Principal Balance for all Series 2001-1 Transition Bonds       610,613,168.00
                                                                                           ==============

      vi.         Reserve Subaccount Balance                                                15,106,717.95
      vii.        Overcollateralization Subaccount Balance                                   1,404,181.88
      viii.       Capital Subaccount Balance                                                 3,744,485.00
                                                                                           --------------
      ix.         Aggregate Collection Account Balance                                      20,255,384.83
                                                                                           ==============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE
   (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
      i.          Semiannual Interest
                  Series 2001-1
                  -------------
                  1. Class A-1 Bond Interest Payment                                                 0.00
                  2. Class A-2 Bond Interest Payment                                                 0.00
                  3. Class A-3 Bond Interest Payment                                                 0.00
                  4. Class A-4 Bond Interest Payment                                                 0.00

      ii.         Semiannual Principal
                  Series 2001-1
                  -------------
                  1. Class A-1 Principal Payment                                                     0.00
                  2. Class A-2 Principal Payment                                                     0.00
                  3. Class A-3 Principal Payment                                                     0.00
                  4. Class A-4 Principal Payment                                                     0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE (AFTER
   GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
      i.          Overcollateralization Subaccount                                                   0.00
      ii.         Capital Subaccount                                                                 0.00



      IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 14th day of March, 2006.

      CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
      (formerly RELIANT ENERGY, INCORPORATED), as Servicer

      by: /s/ Marc Kilbride
          --------------------------------------------------------------
          Marc Kilbride
          Vice President and Treasurer